UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  - January 10, 2007
(Date of Earliest Event Reported)

POPULAR ABS, INC.

(Exact Name of Registrant as specified in its charter)

Delaware	333-129704-03	52-2029487
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803

(Address of principal executive offices)

Registrant’s telephone number, including area code: (302) 478-6160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In connection with the issuance of the Mortgage Pass-Through Certificates, Series 2006-E, on January 10, 2007, Popular ABS, Inc., a Delaware corporation (“ABS”) entered into a Subsequent Transfer Agreement dated as of December 1, 2006 (the “Subsequent Transfer Agreement”), by and among ABS, as depositor, Equity One, Inc., a Delaware corporation, as seller and servicer, Equity One, Incorporated, a Pennsylvania corporation, as seller, Popular Financial Services, LLC, a Delaware limited liability company, as seller, Equity One Consumer Loan Company, Inc., as seller, and The Bank of New York, not in its individual capacity, but solely as trustee for the benefit of the certificateholders of the Popular ABS, Inc. Mortgage Pass-Through Certificates, Series 2006-E. The Subsequent Transfer Agreement is annexed hereto as Exhibit Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

99.1	Subsequent Transfer Agreement dated as of December 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR ABS, INC.

By:  /s/ Darren Nelson

Darren Nelson
Senior Vice President

Dated: January 27, 2006

EXHIBIT INDEX

Exhibit	Document

99.1	Subsequent Transfer Agreement dated December 1, 2006.